UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-22021
The Gabelli Healthcare & WellnessRx Trust
(Exact name of registrant as specified in charter)
One Corporate Center
Rye, New York 10580-1422
(Address of principal executive offices) (Zip code)
Bruce N. Alpert
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
(Name and address of agent for service)
registrant’s telephone number, including area code: 1-800-422-3554
Date of fiscal year end: December 31
Date of reporting period: June 30, 2010
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.
The Report to Shareholders is attached herewith.
The Gabelli Healthcare & WellnessRx Trust
Semi-Annual Report – June 30, 2010

Mario J. Gabelli, CFA	Kevin V. Dreyer	Jeffrey J. Jonas, CFA
To Our Shareholders,
     The Gabelli Healthcare & WellnessRx Trust’s (the “Fund”) net asset value (“NAV”) total return was (4.3)% during the semi-annual period ended June 30, 2010, compared with total returns of (8.8)% and (2.8)% for the Standard & Poor’s (“S&P”) 500 Health Care Index and the S&P 500 Consumer Staples Index, respectively. The total return for the Fund’s publicly traded shares was (7.8)% during the first half of the year. For the one year period ended June 30, 2010, the Fund’s NAV total return was 12.8% and the total return for the Fund’s publicly traded shares was 21.9%, compared with total returns of 9.0% and 13.7% for the S&P 500 Health Care Index and the S&P 500 Consumer Staples Index, respectively. On June 30, 2010, the Fund’s NAV per share was $7.43, while the price of the publicly traded shares closed at $6.18 on the New York Stock Exchange (“NYSE”).
     Enclosed are the financial statements and the investment portfolio as of June 30, 2010.
Comparative Results
Average Annual Returns through June 30, 2010 (a) (Unaudited)

					Since
		Year to			Inception
	Quarter	Date	1 Year	2 Year	(06/28/07)
Gabelli Healthcare & WellnessRx Trust
NAV Total Return (b)	(8.95)%	(4.25)%	12.75%	1.79%	(1.96)%
Investment Total Return (c)	(11.71)	(7.76)	21.89	0.26	(7.70)
S&P 500 Index	(11.41)	(6.64)	14.43	(8.10)	(9.84	)(d)
S&P 500 Health Care Index	(11.79)	(8.79)	8.99	(1.80)	(5.35)
S&P 500 Consumer Staples Index	(8.14)	(2.79)	13.69	1.01	0.89

(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 Index is an unmanaged indicator of stock market performance. The S&P 500 Health Care Index is an unmanaged indicator of health care equipment and services, pharmaceuticals, biotechnology, and life sciences stock performance. The S&P 500 Consumer Staples Index is an unmanaged indicator of food and staples retailing, food, beverage and tobacco, and household and personal products stock performance. Dividends are considered reinvested. You cannot invest directly in an index.

(b)	Total returns and average annual returns reflect changes in the NAV per share and reinvestment of distributions at NAV on the ex-dividend date and are net of expenses. Since inception return is based on an initial NAV of $8.00.

(c)	Total returns and average annual returns reflect changes in closing market values on the New York Stock Exchange and reinvestment of distributions. Since inception return is based on an initial offering price of $8.00.

(d)	From June 30, 2007, the date closest to the Fund’s inception for which data is available.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolios due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. Both the commentary and the financial statements, including the portfolios of investments, will be available on our website at www.gabelli.com/funds.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
Summary of Portfolio Holdings (Unaudited)
The following table presents portfolio holdings as a percent of total investments as of June 30, 2010:

Food	30.7%
Health Care Equipment and Supplies	24.4%
Pharmaceuticals	12.1%
Health Care Providers and Services	10.6%
Food and Staples Retailing	7.3%
Beverages	6.2%
U.S. Government Obligations	3.5%
Biotechnology	2.9%
Computer Software and Services	1.6%
Consumer Services and Supplies	0.7%

100.0%

     The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended March 31, 2010. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Proxy Voting
     The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.
Shareholder Meeting – May 17, 2010 – Final Results
     The Fund’s Annual Meeting of Shareholders was held on May 17, 2010 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common shareholders elected Thomas E. Bratter and James P. Conn as Trustees of the Fund. A total of 6,756,805 votes and 6,749,209 votes were cast in favor of each Trustee and a total of 158,987 votes and 166,583 votes were withheld for each Trustee, respectively.
     Anthony J. Colavita, Vincent D. Enright, Mario J. Gabelli, Robert C. Kolodny, Anthonie C. van Ekris, and Salvatore J. Zizza continue to serve in their capacities as Trustees of the Fund.
     We thank you for your participation and appreciate your continued support.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
SCHEDULE OF INVESTMENTS
June 30, 2010 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 96.4%
	Beverages — 6.2%
30,000	Dr. Pepper Snapple Group Inc.	$738,970	$1,121,700
12,000	Hansen Natural Corp.†	412,587	469,320
46,000	ITO EN Ltd.	888,494	707,572
15,000	Morinaga Milk Industry Co. Ltd.	48,287	58,531
60,000	Parmalat SpA	170,079	140,432
5,846	PepsiCo Inc.	363,912	356,314
18,000	The Coca-Cola Co.	951,241	902,160
300,000	Vitasoy International Holdings Ltd.	155,728	229,616

		3,729,298	3,985,645

	Biotechnology — 2.9%
11,500	Biogen Idec Inc.†	539,116	545,675
55,000	BioSphere Medical Inc.†	235,625	237,600
7,000	Cephalon Inc.†	492,219	397,250
14,000	Crucell NV, ADR†	267,022	256,480
12,000	Gilead Sciences Inc.†	529,622	411,360

		2,063,604	1,848,365

	Computer Software and Services — 1.6%
14,000	CyberSource Corp.†	359,076	357,420
10,000	Sybase Inc.†	645,255	646,600

		1,004,331	1,004,020

	Consumer Services and Supplies — 0.7%
18,000	Weight Watchers International Inc.	616,178	462,420

	Food — 30.7%
40,000	Campbell Soup Co.	1,437,303	1,433,200
24,000	Danone	1,536,233	1,297,202
55,000	Dean Foods Co.†	934,735	553,850
50,000	Del Monte Foods Co.	503,345	719,500
50,000	Dole Food Co. Inc.†	585,044	521,500
25,000	Flowers Foods Inc.	532,398	610,750
40,000	General Mills Inc.	1,136,982	1,420,800
18,000	H.J. Heinz Co.	759,640	777,960
17,000	Kellogg Co.	861,718	855,100
16,000	Kerry Group plc, Cl. A	419,845	446,097
110,000	Kikkoman Corp.	1,292,882	1,162,020
30,000	Kraft Foods Inc., Cl. A	866,384	840,000
53,400	Lifeway Foods Inc.†	543,978	520,116
10,000	MEIJI Holdings Co. Ltd.	433,330	411,695
37,000	Nestlé SA	1,487,827	1,791,901
6,000	Rock Field Co. Ltd.	81,896	80,756
90,000	Sara Lee Corp.	1,236,569	1,269,000
140,000	Smart Balance Inc.†	957,319	572,600
62,000	The Hain Celestial Group Inc.†	1,444,927	1,250,540
15,000	The J.M. Smucker Co.	757,913	903,300
150,000	Tingyi (Cayman Islands) Holding Corp.	223,480	370,237
44,000	Wimm-Bill-Dann Foods OJSC, ADR	397,009	783,200
40,000	YAKULT HONSHA Co. Ltd.	967,222	1,097,099

		19,397,979	19,688,423

	Food and Staples Retailing — 7.3%
45,000	CVS Caremark Corp.	1,554,577	1,319,400
20,000	Ingles Markets Inc., Cl. A	297,221	301,000
30,000	Safeway Inc.	581,489	589,800
50,000	SUPERVALU Inc.	948,511	542,000
20,000	The Great Atlantic & Pacific Tea Co. Inc.†	128,847	78,000
10,000	The Kroger Co.	204,000	196,900
10,000	United Natural Foods Inc.†	305,445	298,800
21,000	Walgreen Co.	709,267	560,700
23,000	Whole Foods Market Inc.†	385,146	828,460

		5,114,503	4,715,060

	Health Care Equipment and Supplies — 24.3%
12,000	Baxter International Inc.	667,289	487,680
8,000	Becton, Dickinson and Co.	530,993	540,960
45,000	Boston Scientific Corp.†	412,984	261,000
18,000	Covidien plc	739,478	723,240
30,000	Cutera Inc.†	340,244	276,300
12,500	ev3 Inc.†	279,137	280,125
3,000	Exactech Inc.†	60,505	51,240
30,000	Greatbatch Inc.†	719,309	669,300
9,400	Henry Schein Inc.†	418,608	516,060
15,000	Hologic Inc.†	284,551	208,950
20,000	Immucor Inc.†	411,831	381,000
19,000	Inverness Medical Innovations Inc.†	416,343	506,540
6,000	IRIS International Inc.†	64,223	60,840
14,000	Kinetic Concepts Inc.†	764,585	511,140
5,000	Medical Action Industries Inc.†	89,640	59,950
240,000	Medical Nutrition USA Inc.†	531,572	955,200
12,000	Medtronic Inc.	604,076	435,240
10,000	Micrus Endovascular Corp.†	114,004	207,900
33,000	Millipore Corp.†	3,487,893	3,519,450
550,000	Northstar Neuroscience Inc.	0	24,750
19,000	Orthofix International NV†	578,220	608,950
55,000	Phase Forward Inc.†	923,800	917,400
8,000	Rochester Medical Corp.†	97,748	75,600
60,000	SenoRx Inc.†	648,900	658,800
23,000	St. Jude Medical Inc.†	939,541	830,070
4,000	Stryker Corp.	197,260	200,240
See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
SCHEDULE OF INVESTMENTS (Continued)
June 30, 2010 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Health Care Equipment and Supplies (Continued)
12,500	Thermo Fisher Scientific Inc.†	$544,766	$613,125
45,000	Vascular Solutions Inc.†	388,667	562,500
8,000	Zimmer Holdings Inc.†	458,041	432,400

		15,714,208	15,575,950

	Health Care Providers and Services — 10.6%
14,000	Aetna Inc.	703,453	369,320
10,000	Amedisys Inc.†	368,946	439,700
18,000	AmerisourceBergen Corp.	386,491	571,500
6,000	Chemed Corp.	290,940	327,840
16,000	CIGNA Corp.	489,598	496,960
100,000	Continucare Corp.†	199,913	335,000
12,000	Express Scripts Inc.†	275,177	564,240
38,000	Genoptix Inc.†	1,119,104	653,600
25,000	Healthways Inc.†	620,843	298,000
7,000	McKesson Corp.	351,998	470,120
6,000	Medco Health Solutions Inc.†	237,634	330,480
25,000	Omnicare Inc.	799,508	592,500
20,250	Owens & Minor Inc.	501,559	574,695
14,000	PSS World Medical Inc.†	219,891	296,100
17,000	UnitedHealth Group Inc.	617,233	482,800

		7,182,288	6,802,855

	Pharmaceuticals — 12.1%
17,000	Abbott Laboratories	897,639	795,260
10,000	Bristol-Myers Squibb Co.	243,400	249,400
21,000	Inspire Pharmaceuticals Inc.†	81,948	104,790
50,000	Javelin Pharmaceuticals Inc.†	110,000	110,000
28,000	Johnson & Johnson	1,631,436	1,653,680
10,000	King Pharmaceuticals Inc.†	89,350	75,900
32,000	Mead Johnson Nutrition Co.	1,221,405	1,603,840
20,000	Merck & Co. Inc.	568,989	699,400
40,000	Mylan Inc.†	537,552	681,600
45,000	Pain Therapeutics Inc.†	372,404	250,200
15,000	Pfizer Inc.	268,480	213,900
15,000	Teva Pharmaceutical Industries Ltd., ADR	660,567	779,850
14,000	Watson Pharmaceuticals Inc.†	485,683	567,980

		7,168,853	7,785,800

	TOTAL COMMON STOCKS	61,991,242	61,868,538

	WARRANTS — 0.1%
	Health Care Equipment and Supplies — 0.1%
80,907	Radient Pharmaceutical Corp., expire 03/05/11† (a)	148,405	57,966

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 3.5%
	U.S. Treasury Bills — 2.7%
$1,710,000	U.S. Treasury Bills, 0.076% to 0.137%††, 07/08/10 to 09/16/10	1,709,845	1,709,833

	U.S. Treasury Cash Management Bills — 0.8%
545,000	U.S. Treasury Cash Management Bill, 0.147%††, 07/15/10	544,969	544,969

	TOTAL U.S. GOVERNMENT OBLIGATIONS	2,254,814	2,254,802

TOTAL INVESTMENTS — 100.0%		$64,394,461	64,181,306

Other Assets and Liabilities (Net)			(1,185,816)

NET ASSETS — COMMON SHARES (8,474,459 common shares outstanding)			$62,995,490

NET ASSET VALUE PER COMMON SHARE ($62,995,490 ÷ 8,474,459 shares outstanding)			$7.43

(a)	Security fair valued under procedures established by the Board of Trustees. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2010, the market value of the fair valued security amounted to $57,966 or 0.09% of total investments.

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt

	% of
	Market	Market
Geographic Diversification	Value	Value
North America	82.9%	$53,236,429
Europe	9.7	6,218,402
Japan	5.5	3,517,672
Latin America	1.5	979,187
Asia/Pacific	0.4	229,616

Total Investments	100.0%	$64,181,306

See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
STATEMENT OF ASSETS AND LIABILITIES
June 30, 2010 (Unaudited)

Assets:
Investments, at value (cost $64,394,461)	$64,181,306
Receivable for investments sold	78,214
Dividends receivable	134,347
Deferred offering expense	39,646
Prepaid expense	1,774

Total Assets	64,435,287

Liabilities:
Payable to custodian	28,461
Payable for investments purchased	1,163,410
Payable for investment advisory fees	53,159
Payable for payroll expenses	16,873
Payable for accounting fees	7,500
Payable for shareholder communications expenses	153,329
Other accrued expenses	17,065

Total Liabilities	1,439,797

Net Assets applicable to 8,474,459 shares outstanding	$62,995,490

Net Assets Consist of:
Paid-in capital	$66,805,253
Accumulated net investment loss	(126,160)
Accumulated net realized loss on investments and foreign currency transactions	(3,470,697)
Net unrealized depreciation on investments	(213,155)
Net unrealized appreciation on foreign currency translations	249

Net Assets	$62,995,490

Net Asset Value per Common Share:
($62,995,490 ÷ 8,474,459 shares outstanding, at $0.001 par value; unlimited number of shares authorized)	$7.43

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2010 (Unaudited)

Investment Income:
Dividends (net of foreign taxes of $7,725)	$491,671
Interest	1,947

Total Investment Income	493,618

Expenses:
Investment advisory fees	331,482
Shareholder communications expenses	111,689
Payroll expenses	44,632
Trustees’ fees	29,999
Legal and audit fees	27,816
Shareholder services fees	25,690
Accounting fees	22,500
Custodian fees	4,024
Miscellaneous expenses	21,946

Total Expenses	619,778

Net Investment Loss	(126,160)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	865,324
Net realized loss on foreign currency transactions	(1,461)

Net realized gain on investments and foreign currency transactions	863,863

Net change in unrealized depreciation:
on investments	(3,491,739)
on foreign currency translations	(296)

Net change in unrealized depreciation on investments and foreign currency translations	(3,492,035)

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	(2,628,172)

Net Decrease in Net Assets Resulting from Operations	$(2,754,332)

See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2010	Year Ended
	(Unaudited)	December 31, 2009
Operations:
Net investment loss	$(126,160)	$(409,073)
Net realized gain/(loss) on investments and foreign currency transactions	863,863	(2,117,813)
Net change in unrealized appreciation/depreciation on investments and foreign currency translations	(3,492,035)	15,655,171

Net Increase/(Decrease) in Net Assets Resulting from Operations	(2,754,332)	13,128,285

Net Increase/(Decrease) in Net Assets	(2,754,332)	13,128,285

Net Assets:
Beginning of period	65,749,822	52,621,537

End of period (including undistributed net investment income of $0 and $0, respectively)	$62,995,490	$65,749,822

See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
FINANCIAL HIGHLIGHTS
Selected data for a common share of beneficial interest outstanding throughout each period:

	Six Months Ended
	June 30, 2010		Year Ended December 31,		Period Ended
	(Unaudited)		2009	2008	December 31, 2007 (b)
Operating Performance:
Net asset value, beginning of period	$7.76		$6.21	$8.03	$8.00

Net investment income/(loss)	(0.01)		(0.05)	(0.07)	0.02
Net realized and unrealized gain/(loss) on investments and foreign currency transactions	(0.32)		1.60	(1.70)	0.06

Total from investment operations	(0.33)		1.55	(1.77)	0.08

Distributions to Common Shareholders:
Net investment income	—		—	(0.01)	(0.01)
Net realized short-term gain	—		—	(0.04)	(0.04)

Total distributions to common shareholders	—		—	(0.05)	(0.05)

Net Asset Value, End of Period	$7.43		$7.76	$6.21	$8.03

Net asset value total return †	(4.25)%		24.96%	(22.03)%	1.00%

Market value, end of period	$6.18		$6.70	$5.01	$7.09

Total investment return ††	(7.76)%		33.73%	(28.63)%	(10.75)%

Ratios to Average Net Assets and Supplemental Data:
Net assets end of period (in 000’s)	$62,995		$65,750	$52,622	$68,069
Ratio of net investment income/(loss) to average net assets	(0.38	)%(a)	(0.72)%	(0.94)%	0.56	%(a)
Ratio of operating expenses to average net assets	1.86	%(a)	2.04%	2.41%	1.97	%(a)
Portfolio turnover rate	21.4%		55.7%	122.0%	26.7	%†††

†	Based on net asset value per share at commencement of operations of $8.00 per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates. Total return for a period of less than one year is not annualized.

††	Based on market value per share at initial public offering of $8.00 per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.

†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the period ended December 31, 2007 would have been 60.6%.

(a)	Annualized.

(b)	The Gabelli Healthcare & WellnessRx Trust commenced investment operations on June 28, 2007.
See accompanying notes to financial statements.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Unaudited)
1. Organization. The Gabelli Healthcare & WellnessRx Trust (the “Fund”) is a non-diversified closed-end management investment company organized as a Delaware statutory trust on February 20, 2007 and registered under the Investment Company Act of 1940 as amended (the “1940 Act”). Investment operations commenced on June 28, 2007.
     The Fund’s investment objective is long-term growth of capital. Under normal market conditions, the Fund will invest at least 80% of its assets in equity securities and income producing securities of domestic and foreign companies in the healthcare and wellness industries.
     The Fund will invest a significant portion of its assets in companies in the healthcare and wellness industries. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in this particular sector of the market, positive or negative, and may experience increased volatility to the Fund’s NAV and a magnified effect in its total return.
2. Significant Accounting Policies. The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) has become the exclusive reference of authoritative United States of America (“U.S.”) generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The ASC has superseded all existing non-SEC accounting and reporting standards. The Fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
     Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).
     Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.
     The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:
•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).
     The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of June 30, 2010 is as follows:

Investments in
Securities
(Market Value)
Valuation Inputs	Assets
Level 1 – Quoted Prices*	$61,868,538
Level 2 – Other Significant Observable Inputs*	2,312,768

Total	$64,181,306

*	Portfolio holdings designated in Level 1 and Level 2 are disclosed individually in the Schedule of Investments (“SOI”). Level 2 consists of U.S. Government Obligations and Warrants. Please refer to the SOI for the industry classifications of these portfolio holdings.
     The Fund did not have significant transfers between Level 1 and Level 2 during the reporting period.
     There were no Level 3 investments held at June 30, 2010 or December 31, 2009.
     In January 2010, the FASB issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). It also clarifies existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. Disclosures about purchases, sales, issuances, and settlements in the rollforward of activity in Level 3 fair value measurements are effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the implications of this guidance on the Fund’s financial statements. The remainder of the amended guidance is effective for financial statements for fiscal years beginning after December 15, 2009 and interim periods within those fiscal years. Management has evaluated the impact of this guidance on the Fund’s financial statements and determined that there is no impact as of June 30, 2010.
Derivative Financial Instruments.
The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purpose of increasing the income of the Fund, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.
The Fund’s derivative contracts held at June 30, 2010, if any, are not accounted for as hedging instruments under GAAP.
Options. The Fund may purchase or write call or put options on securities or indices for the purpose of increasing the income of the Fund. As a writer of put options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security.
As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases or stays the same, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.
In the case of call options, these exercise prices are referred to as “in-the-money”, “at-the-money”, and “out-of-the-money”, respectively. The Fund may write (a) in-the-money call options when the Adviser expects that the price of the underlying security will remain stable or decline during the option period, (b) at-the-money call options when the Adviser expects that the price of the underlying security will remain stable, decline, or advance moderately during the option period, and (c) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option will be greater than the appreciation in the price of the underlying security above the exercise price. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. Out-of-the-money, at-the-money, and in-the-money put options (the reverse of call options as to the relation of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions. During the six months ended June 30, 2010, the Fund had no investments in options.
Futures Contracts. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the six months ended June 30, 2010, the Fund had no investments in futures contracts.
Forward Foreign Exchange Contracts. The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the six months ended June 30, 2010, the Fund had no investments in forward foreign exchange contracts.
     Repurchase Agreements. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2010, there were no open repurchase agreements.
     Investments in other Investment Companies. The Fund may invest, from time to time, in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the 1940 Act) (the “Acquired Funds”) in accordance with the 1940 Act and related rules. As a shareholder in the Fund, you would bear the pro rata portion of the periodic expenses of the Acquired Funds in addition to the Fund’s expenses. During the six months ended June 30, 2010, the Fund did not hold any investments in Acquired Funds.
     Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/loss on investments.
     Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.
     Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
     Restricted and Illiquid Securities. The Fund may invest without limit in illiquid securities. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. The Fund held no restricted or illiquid securities at June 30, 2010.
     Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date except for certain dividends which are recorded as soon as the Fund is informed of the dividend.
     Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 110% of the 90 day Treasury Bill rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations. There were neither custodian fee credits earned nor interest expense incurred during the six months ended June 30, 2010.
     Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.
No distributions were made during the year ended December 31, 2009.
     Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.
As of December 31, 2009, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(3,501,073)
Net unrealized appreciation/depreciation on investments and foreign currency translations	2,445,642

Total	$(1,055,431)

     At December 31, 2009, the Fund had net capital loss carryforwards for federal income tax purposes of $3,501,073 which are available to reduce future required distributions of net capital gains to shareholders. $1,540,875 is available through 2016; and $1,960,198 is available through 2017.
     The following summarizes the tax cost of investments and the related net unrealized appreciation/depreciation at June 30, 2010:

		Gross	Gross
		Unrealized	Unrealized	Net Unrealized
	Cost	Appreciation	Depreciation	Depreciation
Investments	$65,153,025	$5,808,778	$(6,780,497)	$(971,719)
     The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2010, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2010, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2009 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.
3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs.
     During the six months ended June 30, 2010, the Fund paid brokerage commissions on security trades of $24,243 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
     The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2010, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.
     As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although the officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the six months ended June 30, 2010, the Fund accrued $44,632 in payroll expenses in the Statement of Operations.
     The Fund pays each Trustee who is not considered an affiliated person an annual retainer of $3,000 plus $1,000. For each Board meeting attended. Each Trustee is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. In addition, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Trustee receives an annual fee of $1,000. A Trustee may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Trustees who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.
4. Portfolio Securities. Purchases and sales of securities for the six months ended June 30, 2010, other than short-term securities and U.S. Government obligations, aggregated $15,167,555 and $13,492,820, respectively.
5. Capital. The Fund is authorized to issue an unlimited number of shares of beneficial interest (par value $0.001). The Board has authorized the repurchase of its shares on the open market when the shares are trading on the NYSE at a discount of 10% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2010 and the year ended December 31, 2009, the Fund did not have any transactions in shares of beneficial interest.
     The Fund filed a $100 million shelf registration statement with the SEC that was declared effective June 21, 2010. The shelf registration statement gives the Fund the ability to offer additional common and preferred shares.
6. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.
7. Other Matters. On April 24, 2008, the Investment Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading activity in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. In an administrative order that was entered in connection with the settlement, the SEC found that the Investment Adviser had willfully violated Section 206(2) of the Investment Advisers Act of 1940, Section 17(d) of the 1940 Act and Rule 17d-1 thereunder, and had willfully aided and abetted and caused violations of Section 12(d)(1)(B)(i) of the 1940 Act. Under the terms of the settlement, the Investment Adviser, while neither admitting nor denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty), approximately $12.8 million of which is in the process of being paid to shareholders of the Global Growth Fund in accordance with a plan developed by an independent distribution consultant and approved by the independent directors of the Global Growth Fund and acceptable to the staff of the SEC, and agreed to cease and desist from future violations of the above referenced federal securities laws. The SEC’s order also noted the cooperation that the Investment Adviser gave the staff of the SEC. The settlement will not have a material adverse impact on the Investment

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)
Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement. On the same day, the SEC filed a civil action against the Executive Vice President and Chief Operating Officer of the Investment Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer is also an officer of the Fund, the Global Growth Fund and other funds in the Gabelli/GAMCO fund complex. The officer denied the allegations and is continuing in his positions with the Investment Adviser and the funds. The court dismissed certain claims, finding that the SEC was not entitled to pursue various remedies against the officer while leaving one remedy in the event the SEC were able to prove violations of law. The court, in response to a motion by the SEC, subsequently dismissed the remaining remedy without prejudice against the officer, which would allow the SEC to appeal the court’s rulings. The Investment Adviser currently expects that any resolution of the action against the officer will not have a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.
8. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.
Certifications
     The Fund’s Acting Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 30, 2010, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

THE GABELLI HEALTHCARE & WELLNESSRx TRUST
Board Consideration and Re-Approval of Investment Advisory Agreement (Unaudited)
Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Trustees (the “Board”) of The Gabelli Healthcare & WellnessRx Trust (the “Fund”), including a majority of the Trustees who have no direct or indirect interest in the Investment Advisory Agreement (the “Advisory Agreement”) are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required to review and approve the terms of the Fund’s proposed Advisory Agreement. In this regard, the Board reviewed and approved, during the most recent six month period covered by this report, the Advisory Agreement with Gabelli Funds, LLC (the “Adviser”) for the Fund.
More specifically, at a meeting held on February 24, 2010, the Board, including the Independent Board Members, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the approval of the Advisory Agreement.
Nature, Extent, and Quality of Services.
The Independent Board Members considered the nature, quality, and extent of administrative and shareholder services performed by the Adviser, including portfolio management, supervision of Fund operations and compliance and regulatory filings and disclosures to shareholders, general oversight of other service providers, review of Fund legal issues, assisting the Independent Board Members in their capacity as Trustees, and other services. The Independent Board Members concluded that the services are extensive in nature and that the Adviser consistently delivered a high level of service.
Investment Performance of the Fund and Adviser.
The Independent Board Members considered one year investment performance for the Fund as compared with relevant equity indices and the performance of other sector equity closed-end funds, including other funds focused on healthcare or life sciences, and concluded that the Adviser was delivering satisfactory performance results consistent with the investment strategy being pursued by the Fund.
Costs of Services and Profits Realized by the Adviser.
(a) Costs of Services to Fund: Fees and Expenses. The Independent Board Members considered the Fund’s management fee rate and expense ratio relative to industry averages for the Fund’s peer group category and the advisory fees charged by the Adviser and its affiliates to other fund and non-fund clients. The Independent Board Members noted that the mix of services under the Advisory Agreement is much more extensive than those under the advisory agreements for non-fund clients. The Independent Board Members noted that the investment advisory fee paid by the Fund is lower than average for its peer group, but recognized the Fund’s other expenses and total expenses were above the group average. They were advised that the high level of expense related to the large number of shareholder accounts and related transfer agency costs. They concluded that the investment advisory fee is acceptable based upon the qualifications, experience, reputation, and performance of the Adviser.
(b) Profitability and Costs of Services to Adviser. The Independent Board Members considered the Adviser’s overall profitability and costs, and pro forma estimates of the Adviser’s profitability and costs attributable to the Fund: (i) as part of the Fund complex; and (ii) assuming the Fund constituted the Adviser’s only investment company under its management. The Independent Board Members also considered whether the amount of profit is a fair entrepreneurial profit for the management of the Fund, and noted that the Adviser has substantially increased its resources devoted to Fund matters in response to recently enacted regulatory requirements and new or enhanced Fund policies and procedures. The Independent Board Members concluded that the Adviser’s profitability was at an acceptable level.

Extent of Economies of Scale as Fund Grows.
The Independent Board Members considered whether there have been economies of scale with respect to the management of the Fund and whether the Fund has appropriately benefited from any economies of scale. The Independent Board Members noted that economies of scale may develop for certain funds as their assets increase and their fund level expenses decline as a percentage of assets, but that fund level economies of scale may not necessarily result in Adviser level economies of scale. The Independent Board Members concluded that there was an appropriate sharing of economies of scale.
Whether Fee Levels Reflect Economies of Scale.
The Independent Board Members also considered whether the management fee rate is reasonable in relation to the asset size of the Fund and any economies of scale that may exist, and concluded that the Fund’s current fee schedule (without breakpoint) was considered reasonable.
Other Relevant Considerations.
(a) Adviser Personnel and Methods. The Independent Board Members considered the size, education, and experience of the Adviser’s staff, the Adviser’s fundamental research capabilities, and the Adviser’s approach to recruiting, training, and retaining portfolio managers and other research and management personnel, and concluded that in each of these areas the Adviser was structured in such a way to support the high level of services being provided to the Fund.
(b) Other Benefits to the Adviser. The Independent Board Members also considered the character and amount of other incidental benefits received by the Adviser and its affiliates from its association with the Fund. The Independent Board Members considered the brokerage commissions paid to an affiliate of the Adviser. The Independent Board Members concluded that potential “fall-out” benefits that the Adviser and its affiliates may receive, such as affiliated brokerage commissions, greater name recognition, or increased ability to obtain research services, appear to be reasonable and may in some cases benefit the Fund.
Conclusions
In considering the Advisory Agreement, the Independent Board Members did not identify any factor as all important or all controlling, and instead considered these factors collectively in light of the Fund’s surrounding circumstances. Based on this review, it was the judgment of the Independent Board Members that shareholders had received satisfactory absolute and relative performance at reasonable fees and, therefore, re-approval of the Advisory Agreement was in the best interests of the Fund and its shareholders. As a part of its decision making process the Independent Board Members considered, generally, that shareholders invested in the Fund knowing that the Adviser managed the Fund and knowing its investment management fee schedule. As such, the Independent Board Members considered, in particular, whether the Adviser managed the Fund in accordance with its investment objectives and policies as disclosed to shareholders. The Independent Board Members concluded that the Fund was managed by the Adviser consistent with its investment objectives and policies.

AUTOMATIC DIVIDEND REINVESTMENT
AND VOLUNTARY CASH PURCHASE PLANS
Enrollment in the Plan
     It is the policy of The Gabelli Healthcare & WellnessRx Trust (the “Fund”) to automatically reinvest dividends. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their shares certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distribution in cash must submit this request in writing to:
The Gabelli Healthcare & WellnessRx Trust
c/o Computershare
P.O. Box 43010
Providence, RI 02940-3010
     Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan, or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.
     If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.
     The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.
     The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.
Voluntary Cash Purchase Plan
     The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.
     Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.
     Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.
     For more information regarding the Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.
     The Fund reserves the right to amend or terminate the Plans as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

TRUSTEES AND OFFICERS
THE GABELLI HEALTHCARE & WELLNESSRx TRUST
One Corporate Center, Rye, NY 10580-1422
Trustees
Mario J. Gabelli, CFA
Chairman & Chief Executive Officer,
GAMCO Investors, Inc.
Dr. Thomas E. Bratter
President & Founder, John Dewey Academy
Anthony J. Colavita
President,
Anthony J. Colavita, P.C.
James P. Conn
Former Managing Director &
Chief Investment Officer,
Financial Security Assurance Holdings Ltd.
Vincent D. Enright
Former Senior Vice President &
Chief Financial Officer,
KeySpan Corp.
Robert C. Kolodny, MD
Physician, Principal of KBS Management LLC
Anthonie C. van Ekris
Chairman, BALMAC International, Inc.
Salvatore J. Zizza
Chairman, Zizza & Co., Ltd.
Officers*
Bruce N. Alpert
Acting President & Acting Treasurer
Carter W. Austin
Vice President
Peter D. Goldstein
Chief Compliance Officer & Acting Secretary
David I. Schachter
Vice President
Adam E. Tokar
Assistant Vice President & Ombudsman
Investment Adviser

Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422
Custodian

The Bank of New York Mellon
Counsel

Willkie Farr & Gallagher LLP
Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

Common
NYSE–Symbol:	GRX
Shares Outstanding:	8,474,459

*	Agnes Mullady, President and Treasurer, is on a leave of absence.
The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”
The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 10% or more from the net asset value of the shares.

THE GABELLI HEALTHCARE & WELLNESSRxTRUST One Corporate Center Rye, NY 10580-1422 (914) 921-5070 www.gabelli.com Semi Annual Report June 30, 2010 GRX Q2/2010

Item 2.	Code of Ethics.
Not applicable.

Item 3.	Audit Committee Financial Expert.
Not applicable.

Item 4.	Principal Accountant Fees and Services.
Not applicable.

Item 5.	Audit Committee of Listed registrants.
Not applicable.

Item 6.	Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
REGISTRANT PURCHASES OF EQUITY SECURITIES

			(c) Total Number of	(d) Maximum Number (or
			Shares (or Units)	Approximate Dollar Value) of
	(a) Total Number of		Purchased as Part of	Shares (or Units) that May
	Shares (or Units)	(b) Average Price Paid	Publicly Announced	Yet Be Purchased Under the
Period	Purchased	per Share (or Unit)	Plans or Programs	Plans or Programs
Month #1	Common — N/A	Common — N/A	Common — N/A	Common — 8,474,459
01/01/10 through 01/31/10	Preferred — N/A	Preferred — N/A	Preferred — N/A	Preferred — N/A

Month #2	Common — N/A	Common — N/A	Common — N/A	Common — 8,474,459
02/01/10 through 02/28/10	Preferred — N/A	Preferred — N/A	Preferred — N/A	Preferred — N/A

Month #3	Common — N/A	Common — N/A	Common — N/A	Common — 8,474,459
03/01/10 through 03/31/10	Preferred — N/A	Preferred — N/A	Preferred — N/A	Preferred — N/A

Month #4	Common — N/A	Common — N/A	Common — N/A	Common — 8,474,459
04/01/10 through 04/30/10	Preferred — N/A	Preferred — N/A	Preferred — N/A	Preferred — N/A

Month #5	Common — N/A	Common — N/A	Common — N/A	Common — 8,474,459
05/01/10 through 05/31/10	Preferred — N/A	Preferred — N/A	Preferred — N/A	Preferred — N/A

Month #6	Common — N/A	Common — N/A	Common — N/A	Common — 8,474,459
06/01/10 through 06/30/10	Preferred — N/A	Preferred — N/A	Preferred — N/A	Preferred — N/A

Total	Common — N/A	Common — N/A	Common — N/A	N/A
	Preferred — N/A	Preferred — N/A	Preferred — N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced — The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved — Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 10% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program — The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table — The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. — The Fund’s repurchase plans are ongoing.

Item 10.	Submission of Matters to a Vote of Security Holders.
On January 15, 2010, the Board of Trustees of The Gabelli Healthcare & WellnessRx Trust (the “Fund”) approved and adopted an amendment (the “Amendment”) to the Amended By-Laws of the Fund. The Amendment was effective as of January 15, 2010. The Amendment sets forth the processes and procedures that shareholders of the Fund must follow, and specifies additional information that shareholders of the Fund must provide, when proposing trustee nominations at any annual or special meeting of shareholders or other business to be considered at an annual meeting of shareholders.

Item 11.	Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant) The Gabelli Healthcare & WellnessRx Trust

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer
Date  9/1/10
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert Bruce N. Alpert, Principal Executive Officer & Principal
Financial Officer
Date  9/1/10

* Print the name and title of each signing officer under his or her signature.